                      STATEMENT OF ADDITIONAL INFORMATION

                VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

  Van Kampen American Capital Tax Free Money Fund (the "Fund") seeks to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investment in a diversified portfolio of municipal securities that will mature within 12 months of the date of purchase. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund at (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. This omitted information may be obtained from the SEC upon payment of the fee prescribed or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

The Fund and the Trust............................................................... B-2
Investment Policies and Restrictions................................................. B-2
Trustees and Officers................................................................ B-3
Legal Counsel........................................................................ B-12
Investment Advisory and Other Services............................................... B-12
Custodian and Independent Accountants................................................ B-13
Portfolio Transactions and Brokerage Allocation...................................... B-14
The Distributor...................................................................... B-14
Yield Information.................................................................... B-15
Dividends............................................................................ B-16
Appendix............................................................................. B-17
Independent Accountants' Report...................................................... B-19
Financial Statements................................................................. B-20
Notes to Financial Statements........................................................ B-25

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1996.

                             THE FUND AND THE TRUST

  The Fund is an open-end diversified management investment company organized as an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust ("Declaration of Trust") dated as of May 10, 1995. The Fund was originally organized in 1986 as a Massachusetts business trust under the name Van Kampen Merritt Tax Free Income Fund. The Fund was reorganized as a Delaware business trust as of July 31, 1995. The Fund can issue an unlimited number of shares at par value $0.01 per share.

  The Fund's Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund and requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Shares of the Fund entitle their holders to one vote per share. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms as part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital and liquidity through investment in a diversified portfolio of municipal securities. The Fund will invest only in the municipal securities denominated in U.S. dollars and must either (i) mature or have been called for redemption within one year of the date purchased or (ii) be subject to repurchase agreements maturing within one year. There can be no assurance that the Fund will achieve its objective. The foregoing is a fundamental policy and cannot be changed without approval of the shareholders of the Fund.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer except, that up to 25% of the Fund's total assets may be invested without regard to such limitations.

   2. Borrow money, except from banks for temporary or emergency purposes or in reverse repurchase transactions as described in the Prospectus and then not in amounts in excess of 10% of its net assets at the time of borrowing. It can mortgage or pledge its assets only in connection with such borrowing and in amounts not in excess of 20% of the value of its net assets at the time of such borrowing. The Fund will not purchase any securities while it has any outstanding borrowings.

   3. Buy any securities "on margin" or sell any securities "short."

   4. Make investments for the purpose of exercising control or management.

   5. Purchase any security which is restricted as to disposition under federal securities laws or by contract or which are not readily marketable, or enter into a repurchase agreement maturing in more than seven days with respect to any security if, as a result, more than 10% of the Fund's total assets would be invested in such securities.

   6. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

   7. Invest in interests in oil, gas or other mineral exploration or development programs.

   8. Make loans, except that the Fund can purchase and hold those publicly distributed debt securities which it is permitted to buy, and enter into repurchase agreements.

   9. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

  10. Purchase or sell real estate, commodities or commodity contracts.

  The Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or
(ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of such outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage.

  From time to time, the Fund may adopt more stringent investment restrictions in order to satisfy rules and regulations promulgated by the SEC or to be able to offer its shares to residents in particular states. The Fund may amend or revoke such investment restrictions if the SEC amends or revokes such rules and regulations. In addition, in order to offer its shares to residents in particular states, the Fund has committed that it will not purchase or sell options and that it will not invest in warrants. The Fund may revoke any such commitments at any time so long as it thereafter ceases to offer its shares in the state or states involved or such commitment is no longer required by such state or states.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Fund and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom (Illinois), legal counsel to the Van Kampen
Chicago, IL 60606                   American Capital Funds, The Explorer Institutional Trust
  Date of Birth: 08/22/39           and the closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

  The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan
T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Adviser.Robert C. Peck,   Vice President           Executive Vice President of the VK Adviser
  Jr....................                           and Van Kampen American Capital Management,
  Date of Birth:                                   Inc. Executive Vice President and Director
10/01/46                                           of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

  Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes a retainer from the Fund in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from the Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund adopted a retirement plan on July 21, 1994. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Fund. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                                ESTIMATED         TOTAL
                                                               PENSION OR        ANNUAL       COMPENSATION
                                            AGGREGATE          RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                           COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                         BEFORE DEFERRAL       AS PART OF      REGISTRANT       AND FUND
                                               FROM            REGISTRANT         UPON       COMPLEX PAID TO
                NAME(1)                   REGISTRANT(2)       EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................       $3,000             $  499          $ 2,250         $84,250
Dr. Richard E. Caruso..................        2,000                -0-              -0-          57,250
Philip P. Gaughan......................        2,000              2,244            1,750          76,500
Linda Hutton Heagy.....................        3,000                 56            2,500          38,417
Dr. Roger Hilsman......................        3,000                -0-              -0-          91,250
R. Craig Kennedy.......................        3,250                 45            2,500          92,625
Donald C. Miller.......................        3,250              3,830            2,500          94,625
Jack E. Nelson.........................        3,250                369            2,500          93,625
David Rees.............................        2,250                -0-              -0-          83,250
Jerome L. Robinson.....................          -0-                -0-              -0-          89,375
Lawrence J. Sheehan....................        3,000                -0-              -0-          91,250
Dr. Fernando Sisto.....................        3,000                861            1,250          98,750
Wayne W. Whalen........................        3,250                284            2,500          93,375
William S. Woodside....................        3,000                -0-              -0-          79,125

---------------
(1) Mr. McDonnell, a trustee of the Fund, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are the compensation paid during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $0; Mr. Gaughan, $1,375; Ms. Heagy, $1,250; Mr. Kennedy, $3,250; Mr. Miller, $3,250; Mr. Nelson, $3,250; Mr. Rees, $0;
    Mr. Robinson, $0; Dr. Sisto, $0; and Mr. Whalen, $3,250. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $0; Mr. Gaughan, $3,385; Ms. Heagy, $1,279; Mr. Kennedy, $7,078; Mr. Miller, $6,729; Mr. Nelson, $7,078; Mr. Rees, $0; Mr. Robinson, $0; Dr. Sisto, $0; and Mr. Whalen, $5,565. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are the Retirement Benefits accrued by each series in operation during the Registrant's fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant assuming: the trustee has 10 or more years of service on the Board and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

  Excluding Mr. Robinson as shown below, as of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

  As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding shares of the Fund, except as follows:

                                                                    AMOUNT OF
                                                                   OWNERSHIP AT      PERCENTAGE
                      NAME AND ADDRESS OF HOLDER                 OCTOBER 17, 1996    OWNERSHIP
        ------------------------------------------------------   ----------------    ---------
        Richard A. Kraemer....................................       4,098,244         11.28%
          730 Oak Ln.
          Franklin Lakes, NJ 07417-2309
        Jerome L. Robinson....................................       7,132,555         19.63%
          c/o Robinson Tech Products Corp.
          Re: Merchants Bank of New York
          P.O. Box 350-115 River Rd.
          Edgewater, NJ 07020-1007

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership, C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions.

  The Adviser's activities are subject to the review and supervision of the Trustees, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The agreement remains in effect from year to year if specifically approved by the Trustees or the Fund shareholders, as the case may be, and by the disinterested Trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses which exceed the most stringent limit prescribed by any State in which the Fund's shares are offered for sale. Currently, the most stringent limit in any State would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million. 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized advisory expenses of $0, $6,443 and $4,391, respectively.

OTHER AGREEMENTS

  SUPPORT SERVICES AGREEMENT. Under a support services agreement with the Distributor which terminated as of July 10, 1995 concurrent with the Fund's change in transfer agent, the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on cost basis for the employment of the personnel and the equipment necessary to render the support services. At such time, the Fund, and the other Van Kampen American Capital mutual funds distributed by the Distributor, shared such costs proportionately among themselves based upon their respective net asset values.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $0, $16,300 and $16,800, respectively, representing the Distributor's cost of providing certain support services.

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost based proportionally on their respective net assets per fund.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $1,800, $1,800 and $2,000, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the years ended June 30, 1996, 1995 and 1994, the Fund recognized expenses of approximately $8,200, $9,000 and $8,200, respectively, representing Van Kampen American Capital's cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund and broker-dealer selection. The primary consideration in effecting a securities transaction will be execution at the most favorable securities price. A substantial majority of the Fund's portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best securities price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trustees of the Fund may determine, the Adviser may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser may also allocate the orders placed by it on behalf of the Fund to such broker-dealers who provide research or statistical material, or other services to the Fund or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser will report on said allocations regularly to the Trustees, indicating the brokers to whom such allocations have been made and the basis therefor.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

  The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan"). The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets in connection with the distribution of shares and in connection with the provision of ongoing services to shareholders. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents for investors (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Fund setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares.

  For the years ended June 30, 1996, 1995 and 1994, the Fund has recognized expenses under the Plans of $88,120, $81,152 and $96,015, respectively, of which $70,558, $86,763 and $93,964, respectively, representing payments to financial intermediaries under the Selling Agreements. For the years ended June 30, 1996, 1995 and 1994, the Fund has reimbursed the Distributor for $0, $0 and $1,055, respectively, for advertising expenses, and $0, $0 and $839, respectively, for compensation of the Distributor's sales personnel.

                               YIELD INFORMATION

  There are two methods by which the Fund's yield for a specified period of time is calculated. Normally a seven day period will be used in determining yields in published or mailed advertisements.

  The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. (The net asset value of this share will be $1.00 except under extraordinary circumstances.) The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes and unrealized appreciation or depreciation of the Fund's portfolio are excluded from this calculation. This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing by the seven days of the period; the result is the "current yield," usually expressed to the nearest one-hundredth of one percent.

  The second method results in an amount referred to as the "compounded effective yield." This represents an annualization of the current yield with dividends reinvested daily. This compounded effective yield, calculated again for a seven day period, would be computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

  In addition to using the yields in advertisements or information furnished to present or prospective stockholders, the Fund also may quote rankings, yields or returns as published by recognized statistical services or publishers, such as Lipper Analytical Services, Inc. or nationally recognized financial publications.

  Yield information may be useful to investors in reviewing the performance of the Fund. However, a number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in the Fund is not insured and its yields are not guaranteed. They normally will fluctuate on a daily basis. Accordingly they cannot be compared to yields on those savings accounts or other investment alternatives which provide a guaranteed fixed yield for a stated period of time and which may be insured by a government agency. The yields for any given past period are not an indication or representation by the Fund of future yields or rates of return on a Fund's shares. Previously, the Adviser has waived a portion of its management fee and the Adviser may in its discretion elect to discontinue waiving all or any portion of its fee and assuming all or any portion of the expenses of the Fund. In the event that the Adviser elects to discontinue waiving its fee and assuming the expenses of the Fund, the Fund's yield will be less than it otherwise would have been. In comparing the yields of one money market fund to another, consideration should be given to each fund's investment policy, portfolio quality, portfolio maturity, type of instruments held and operating expenses.

                                   DIVIDENDS

  On each day, including a Saturday, Sunday or other holiday, a dividend of all of the Fund's net income since the last declaration is declared. The Fund's net income for dividend purposes consists of all interest income accrued on the Fund's portfolio, less the Fund's expenses.

  Under the procedures which the Fund's Board of Trustees have adopted relating to amortized cost valuation, the calculation of the Fund's daily dividends will change from that indicated above in certain circumstances. If on any date the deviation between net asset value determined on an amortized cost basis and that determined using market quotations is 0.5% or more, the amount of such deviation will be added to or subtracted from the daily dividend to the extent necessary to reduce such deviation to within 0.5%.

                                    APPENDIX

                           STANDARD & POOR'S RATINGS
TAX-EXEMPT NOTES

  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes maturing beyond 3 years will most likely receive a long-term debt rating. Notes maturing in 3 years or less will likely receive a note rating. The following criteria will be used in making that assessment:

  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

  SP-1. Strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation.

  SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

TAX-EXEMPT COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

TAX-EXEMPT VARIABLE RATE DEMAND OBLIGATIONS

  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

                                MOODY'S RATINGS

TAX-EXEMPT SHORT TERM LOAN RATINGS

  Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

  A short-term rating may also be assigned on an issue having a demand feature--variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.

  Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

  The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

  Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

                                  MIG 1/VMIG 1

  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                  MIG 2/VMIG 2

  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

  Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

TAX-EXEMPT COMMERCIAL PAPER

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        - Leading market positions in well-established industries.

        - High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Tax Free Money Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Tax Free Money Fund (the "Fund"), including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Tax Free Money Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
July 30, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

                                                                     Discount
 Par                                                                 Yield on
Amount                                                   Maturity    Date of      Amortized
(000)                 Security Description                 Date      Purchase       Cost
    ---------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         DATES  23.6%
$1,800   Louisiana St Recovery Dist Sales Tax Rev Ser
         1988 (FGIC Insd)..............................   07/01/96      3.650%   $ 1,800,000
1,800    New York City Muni Wtr Fin Auth Wtr Swr Sys
         Ser 95 A (FGIC Insd)..........................   07/01/96      3.750      1,800,000
1,200    New York City Ser B (FGIC Insd)...............   07/01/96      3.750      1,200,000
1,300    New York City Ser B (FGIC Insd)...............   07/01/96      3.750      1,300,000
2,300    New York City Ser B (FGIC Insd)...............   07/01/96      3.750      2,300,000
                                                                                 ------------
         Total Dates...................................                            8,400,000
                                                                                 ------------
         7 DAY FLOATERS  40.0%
  500    Utah St Brd Regents Student Ln Rev Ser 1993 A
         (Gtd: Student Ln Marketing Assoc).............   07/02/96      3.400        500,000
  600    Washington St Hsg Fin Comm Multi Family Mtg
         Rev Rfdg (LOC: Harris Trust & Savings Bank)...   07/02/96      3.400        600,000
1,400    City of Chillicothe, IA Pollutn Ctl Rev Ser
         1993 A Rfdg (Gtd: Midwest Power Systems
         Inc.).........................................   07/03/96      3.400      1,400,000
1,600    Dade Cnty, FL Fltg Capital Asset Acquisition
         Ser S (LOC: Sanwa Bank).......................   07/03/96      3.600      1,600,000
1,110    Fort Bend, TX Indl Dev Corp Indl Dev Rev Rfdg
         (Gtd: W.W. Grainger, Inc.)....................   07/03/96      3.400      1,110,000
1,100    Illinois Dev Fin Auth Indl Dev Rev Field
         Container Corp Rfdg (LOC: Amer Nat'l Bank &
         Trust of Chicago).............................   07/03/96      3.400      1,100,000
1,000    Illinois Dev Fin Auth Rev Roosevelt Univ Ser
         1995 (LOC: Amer Nat'l Bank & Trust of
         Chicago)......................................   07/03/96      3.400      1,000,000
1,100    Illinois Dev Fin Auth Rev Ser 1994 Lake Forest
         Academy (LOC: The Northern Trust Company).....   07/03/96      3.400      1,100,000
1,500    Iowa Hsg Fin Auth Small Bus Ln Proj Ser 1985 A
         (LOC: Federal Home Loan Bank of Des Moines)...   07/03/96      3.550      1,500,000
1,000    Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
         Ser 1995 B (MBIA Insd)........................   07/03/96      3.350      1,000,000
1,000    St Paul, MN Hsg & Redev Auth Rev Ser 1985 A
         (LOC: Federal Home Loan Bank of Des Moines)...   07/03/96      3.500      1,000,000
1,000    Calhoun Cnty, MI Econ Dev Corp Rev (LOC:
         Comerica Bank)................................   07/04/96      3.300      1,000,000
  955    City of Sterling Heights, MI Econ Dev Corp Rev
         Rfdg (LOC: First Chicago/NBD Corp)............   07/04/96      3.500        955,000
  400    Minnesota St Higher Edl Coordinating Brd Ser
         1995 A Rfdg (LOC: Norwest Bank)...............   07/04/96      3.450        400,000
                                                                                 ------------
         Total 7 Day Floaters..........................                           14,265,000
                                                                                 ------------
         UPDATES (COMMERCIAL PAPER)  11.2%
1,500    West Orange Mem Hosp Tax Dist FL Rev Updates
         Ser 1991 A-2 (LOC: Robobank-Nederland)........   07/22/96      3.600      1,500,000

                                               See Notes to Financial Statements

                                 June 30, 1996
--------------------------------------------------------------------------------

                                                                     Discount
 Par                                                                 Yield on
Amount                                                   Maturity    Date of      Amortized
(000)                 Security Description                 Date      Purchase       Cost
    ------------------------------------------------------------------------------------
         UPDATES (COMMERCIAL PAPER) (CONTINUED)
$1,000   Wayne Cnty, MI Downriver Sewage Disp Sys
         (LOC: Comerica Bank)..........................   08/02/96      3.700%   $ 1,000,000
1,500    York Cnty, SC Pollutn Ctl Rev Ser 1990 Rfdg
         (Gtd: Duke Power Co.).........................   08/05/96      3.600      1,500,000
                                                                                 -----------
         Total Updates (Commercial Paper)..............                            4,000,000
                                                                                 -----------
         BONDS/NOTES  24.9%
1,000    Illinois St (FGIC Insd).......................   07/01/96      5.250      1,000,000
1,100    Texas St Tax & Rev Antic Nts Ser A............   08/30/96      4.750      1,101,297
1,000    Michigan St Genl Oblig Nts....................   09/30/96      4.000      1,002,449
1,000    City of Chicago Genl Oblig Tender Notes Ser
         1995 A (LOC: Morgan Guaranty & Trust Co.).....   10/31/96      3.650      1,000,000
  910    City of Ashdown, AR Indl Dev Rev Ser 1981
         (Gtd: Allied Signal Corp.)....................   11/01/96      4.100        910,000
1,000    Washoe Cnty, NV Ser A Rfdg (AMBAC Insd).......   12/01/96      4.000      1,002,015
1,515    Port Seattle, WA Rev Ser 1995 A Rfdg (AMBAC
         Insd).........................................   02/01/97      5.500      1,530,930
  325    Trenton, NJ Wtr Util Ser B (FSA Insd).........   04/15/97      5.300        328,859
1,000    Washington St Hsg Fin Comm Single Family Prog
         Ser 1A-S (FGIC Insd)..........................   06/01/97      3.800      1,000,000
                                                                                 -----------
         Total Bonds/Notes.............................                            8,875,550
                                                                                 -----------
TOTAL INVESTMENTS  99.7% (A).................................................     35,540,550
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..................................         92,327
                                                                                 -----------
NET ASSETS  100.0%...........................................................    $35,632,877
                                                                                 ===========

(a) At June 30, 1996, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market (Note 1)........  $35,540,550
Cash.....................................................................       46,478
Receivables:
  Interest...............................................................      222,275
  Fund Shares Sold.......................................................       28,638
Other....................................................................        5,993
                                                                           -----------
      Total Assets.......................................................   35,843,934
                                                                           -----------
LIABILITIES:
Payables:
  Distributor and Affiliates (Notes 2 and 4).............................       47,219
  Fund Shares Repurchased................................................       23,373
  Income Distributions...................................................       20,338
Accrued Expenses.........................................................       63,183
Deferred Compensation and Retirement Plans (Note 2)......................       56,944
                                                                           -----------
      Total Liabilities..................................................      211,057
                                                                           -----------
NET ASSETS...............................................................  $35,632,877
                                                                             ---------
NET ASSETS CONSIST OF:
Capital (Note 3).........................................................  $35,657,455
Accumulated Net Realized Loss on Investments.............................      (24,578)
                                                                           -----------
NET ASSETS (Equivalent to $1.00 per share for 35,657,455 shares outstanding)...........................................................  $35,632,877
                                                                           ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...............................................................  $   1,318,881
                                                                         -------------
EXPENSES:
Investment Advisory Fee (Note 2).......................................        176,240
Distribution (12b-1) and Service Fees (Note 4).........................         88,120
Shareholder Services (Note 2)..........................................         77,414
Printing...............................................................         40,850
Registration...........................................................         39,952
Trustees Fees and Expenses (Note 2)....................................         37,218
Legal (Note 2).........................................................         12,240
Other..................................................................         66,196
                                                                         -------------
    Total Expenses.....................................................        538,230
    Less Fees Waived and Expenses Reimbursed ($176,240 and $62,508,
      respectively)....................................................        238,748
                                                                         -------------
    Net Expenses.......................................................        299,482
                                                                         -------------
NET INVESTMENT INCOME..................................................  $   1,019,399
                                                                         =============
NET REALIZED GAIN ON SECURITIES........................................  $         -0-
                                                                           -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................  $   1,019,399
                                                                         =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1996 and 1995
--------------------------------------------------------------------------------

                                                           Year Ended         Year Ended
                                                         June 30, 1996      June 30, 1995
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................      $ 1,019,399        $  938,971
Distributions from Net Investment Income................       (1,019,399)         (938,971)
                                                               ---------          ---------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....              -0-               -0-
                                                               ---------          ---------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............................       67,200,916        23,885,907
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................          762,564           685,467
Cost of Shares Repurchased..............................      (65,505,643)      (28,779,907)
                                                               ---------          ---------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......        2,457,837        (4,208,533)
                                                               ---------          ---------
TOTAL INCREASE/DECREASE IN NET ASSETS...................        2,457,837        (4,208,533)
NET ASSETS:
Beginning of the Period.................................       33,175,040        37,383,573
                                                               ---------          ---------
End of the Period.......................................      $35,632,877       $33,175,040
                                                               =========         ==========

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investment in a broad range of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward of $24,578. Of this amount, $6,277, $4,541 and $13,760 will expire on June 30, 1998, 1999 and 2001, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

                                 June 30, 1996
--------------------------------------------------------------------------------

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    For the year ended June 30, 1996, 100% of the income distributions made by the Fund were exempt from Federal income taxes. In January, 1997, the Fund will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .500 of 1%
Next $500 million.......................................   .475 of 1%
Next $500 million.......................................   .425 of 1%
Over $1.5 billion.......................................   .375 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1996, the Fund recognized expenses of approximately $14,800 representing Van Kampen American Capital Distributors, Inc's. or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund. Of this amount, approximately $4,800 has been assumed by VKAC.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, as the shareholder servicing agent for the Fund. For the year ended June 30, 1996, the Fund recognized expenses of approximately $48,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. Of this amount, approximately $2,300 has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

                                 June 30, 1996
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of capital stock with a par value of $.01 per share. At June 30, 1996 and 1995, capital aggregated $35,657,455 and $33,199,618, respectively. Transactions in shares were as follows:

                                                YEAR ENDED       YEAR ENDED
                                               JUNE 30, 1996    JUNE 30, 1995
-----------------------------------------------------------------------------
Beginning Shares.............................     33,199,618       37,408,151
                                                  ----------       ----------
Shares Sold..................................     67,200,916       23,885,907
Shares Issued Through Dividend
  Reinvestment...............................        762,564          685,467
Shares Repurchased...........................    (65,505,643)     (28,779,907)
                                                  ----------       ----------
Net Change in Shares Outstanding.............      2,457,837       (4,208,533)
                                                  ----------       ----------
Ending Shares................................     35,657,455       33,199,618
                                                  ==========       ==========

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the year ended June 30, 1996, are payments to VKAC of approximately $24,800.